UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 12, 2010

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

ANSYS, Inc. (“ANSYS”) held its Annual Meeting of Stockholders on May 12, 2010 to consider and vote on the matters listed below. The proposals are described in detail in the Proxy Statement of ANSYS filed with the Securities and Exchange Commission on March 26, 2010. The final voting results from the meeting are set forth below.

ANSYS Proposal 1: Election of Directors

Having received a majority of the votes cast in accordance with ANSYS’ Certificate of Incorporation, the individuals named below were each elected to serve as directors of ANSYS for three-year terms expiring in 2013:

Name	Votes For	Votes Against	Broker Non-Votes
Jacqueline C. Morby	61,922,805	15,778,985	5,099,678
Michael C. Thurk	75,850,198	1,851,592	5,099,678

ANSYS Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Having received a majority of the votes cast as set forth below and in accordance with ANSYS’ By-Laws, the selection of Deloitte & Touche LLP as ANSYS’ independent registered public accounting firm for the 2010 fiscal year was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,528,413	3,252,722	20,333	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: May 18, 2010	By:	/s/ Sheila S. DiNardo
Sheila S. DiNardo – Vice President, General Counsel & Secretary